                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 March 20, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                      1-13232               84-1259577
  ----------------------------       -----------         ------------------
  (State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation or            File Number)        Identification No.)
             organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
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    (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code              (303) 757-8101

                                 NOT APPLICABLE
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          (Former name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On March 20, 2002, Apartment Investment and Management Company ("Aimco") issued a press release providing additional detail on the redemption of all outstanding shares of its Class K Convertible Cumulative Preferred Stock for shares of Aimco Class A Common Stock. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)     Exhibits

                  The following exhibits are filed with this report:

                  Exhibit Number      Description

                       99.1 Press Release of Apartment Investment and Management Company, dated March 20, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: March 20, 2002

                                   APARTMENT INVESTMENT
                                   AND MANAGEMENT COMPANY

                                   By: /s/ Paul J. McAuliffe
                           ---------------------------------------------------
                                   Paul J. McAuliffe
                                   Executive Vice President--Capital
                                   Markets and Chief Financial Officer


                                  By: /s/ Thomas C. Novosel
                           ---------------------------------------------------
                                  Thomas C. Novosel
                                  Senior Vice President and Chief Accounting
                                  Officer

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                                  EXHIBIT INDEX


          EXHIBIT NO.               DESCRIPTION
          ----------                -----------

             99.1                   Press Release of Apartment Investment and Management
                                    Company, dated March 20, 2002.